Exhibit 99.1

Nasdaq: PFIS INVESTOR PRESENTATION 2024 First Quarter Earnings psbt.com

Nasdaq: PFIS CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS: We make statements in this presentation, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements. Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: macroeconomic trends, including interest rates and inflation; the effects of any recession in the United States; the impact on financial markets from geopolitical conflicts such as the military conflict between Russia and Ukraine and the conflict in Israel; risks associated with business combinations, including, but not limited to Peoples proposed merger with FNCB Bancorp, Inc. (“FNCB”), and the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the FNCB merger agreement; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed FNCB merger within the expected timeframes or at all and to successfully integrate operations of FNCB and those of Peoples, which may be more difficult, time consuming or costly than expected; the proposed FNCB merger may divert management’s attention from ongoing business operations and opportunities; effects of the announcement, pendency or completion of the proposed FNCB merger on our ability to retain customers and retain and hire key personnel and maintain relationships with our vendors, and on our operating results and business generally; changes in interest rates; economic conditions, particularly in our market area; legislative and regulatory changes and the ability to comply with the significant laws and regulations governing the banking and financial services business; monetary and fiscal policies of the U.S. government, including policies of the U.S. Department of Treasury and the Federal Reserve System; adverse developments in the financial industry generally, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer and client behavior; credit risk associated with lending activities and changes in the quality and composition of our loan and investment portfolios; demand for loan and other products; deposit flows; competition; changes in the values of real estate and other collateral securing the loan portfolio, particularly in our market area; changes in relevant accounting principles and guidelines; inability of third party service providers to perform; our ability to prevent, detect and respond to cyberattacks; and other factors that may be described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time. In addition to these risks, acquisitions and business combinations present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations and, specifically, the FNCB merger may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder - or take longer - to achieve than expected, if they are achieved at all. As a regulated financial institution, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues. Additional factors that could cause actual results to differ materially include the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Peoples and FNCB; the outcome of any legal proceedings that may be instituted against Peoples or FNCB; the possibility that the proposed strategic combination will not close when expected or at all because required regulatory approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction). The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. USE OF NON-GAAP FINANCIAL MEASURES: In addition to evaluating our results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we routinely supplement our evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and tangible assets and core net income ratios. We believe the reported non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends. Where non-GAAP disclosures are used in this presentation, a reconciliation to the comparable GAAP measure is provided herein or in the quarterly earnings press releases, filed as current reports on Form 8-K with the SEC, and available on our website, www.psbt.com, under “Investor Relations.” The non-GAAP financial measures we use may differ from the non-GAAP financial measures of other financial institutions. 2

Nasdaq: PFIS I. Corporate Profile II. Investor Thesis A. Transformational Strategic Transaction B. Consistently High Performance Even During the Great Recession C. Effective Growth Strategy D. High Dividend Payer III. Appendix A. Financials B. Asset Quality PRESENTATION AGENDA 3

Nasdaq: PFIS Peoples Financial Services Corp. Corporate Profile as of March 31, 2024 •Banking Subsidiary Founded in 1905 •Total Assets: $3.67 billion •Total Deposits: $3.20 billion •Total Loans: $2.86 billion •Listed on NASDAQ under ticker: PFIS •Shares Outstanding: 7,057,258 •Market Cap: $304 million •Average Daily Trading Volume: 13,192 •Market Price: $43.11 •Price to TBV: 1.1x •Price to LTM Reported EPS: 13.1x •Price to LTM Core EPS: 12.1x •Annual Dividend & Yield: $1.64 /3.80% 4

Nasdaq: PFIS 5 Corporate Profile Management Craig W. Best CEO & Director Thomas P. Tulaney President & COO John R. Anderson III EVP & CFO Neal D. Koplin Sr. EVP, Chief Banking Officer Timothy H. Kirtley EVP, CRO & Secretary Susan L. Hubble EVP, CIO Mr. Best has served as the CEO of the Bank since its 2013 merger with Penseco Financial Services Corporation where he served as President and CEO. Prior to joining Penseco, Mr. Best served as the COO of First Commonwealth Bank from 2000 to 2005. Mr. Koplin has served as a Senior Executive Vice President and Chief Banking Officer at the Bank since 2019 and has served in various executive positions at the Bank and predecessor organizations since 1982. Mr. Tulaney has served as the President and COO of the Bank since 2020 and has served as the COO since 2017. Prior to that, he served as the Chief Lending Officer of the Bank, the same position he held at Penseco. He has worked in banking in Pennsylvania for 41 years. Mr. Kirtley has served as an EVP and the CRO of the Bank since 2020, prior to which he served as the CCO since joining the bank in 2016. Prior to joining the Bank, he was a CCO for 7 years at two Ohio-based community banks. Mr. Anderson has served as EVP and CFO of the Bank since 2018, after serving as the Senior Vice President and Interim Principal Financial and Accounting Officer since April 2016. He has worked in banking in Pennsylvania for 34 years. Ms. Hubble has served as Executive Vice President and Chief Information Officer of the Bank since 2019. She has worked in banking in Pennsylvania for 25 years.

Nasdaq: PFIS 6 Corporate Profile Management Jeffrey A. Drobins EVP, Chief Lending Officer Amy E. Vieney SVP, Chief Human Resources Officer Mr. Drobins has served as Executive Vice President, Chief Lending Officer of the Bank since October, 2022. Prior to that, he served as the Lehigh Valley Market President of the Bank. Mr. Drobins has worked in Banking in Pennsylvania for 18 years. Ms. Vieney has served as the Senior Vice President, Chief Human Resources Officer of the Bank since June, 2022. Prior to joining the Bank, Ms. Vieney served in various Human Resources leadership positions in the health care industry throughout 25 years.

Nasdaq: PFIS • 28 Community branch offices located in eleven counties in Pennsylvania, one county in New Jersey and one county in New York • Corporate headquarters in Scranton, Lackawanna County, Pennsylvania • 16th Largest bank headquartered in Pennsylvania • Expanded into larger and faster growing markets Corporate Profile Market Area Branch location Legacy market Expansion market 7

Pending Merger with FNCB Bancorp, Inc.

Pro Forma Key Highlights[1]

$5.5 B
Assets

83%
Loans / Deposits

$2.47
Projected Annual Per Share Dividend (50.1% Increase)

10.0%
CET1 Ratio

$4.9 B
Deposits

1.11%
2025E ROA
Fully phased-in synergies

59%
2025E EPS Accretion

~11.3%, 2.4 Yr
TBV Dilution / Earnback

Attractive Pro Forma Footprint with a Combination of Solid Legacy Franchise Market Share Coupled with Successful New Expansion Markets



(28)
(16)
Binghamton
PA
NY
Dunmore
Wilkes-Barre
Berwick
East Stroudsburg
Allentown
Plainfield
NJ
Lancaster
Levittown

Not Pictured Above: Pittsburgh, PA

#1 Community Bank[2] in Our Footprint and #5 in Pennsylvania Overall[3]

Scranton MSA Deposit Market Share

#	Company	Deposits ($B)	Market Share (%)
1	The PNC Finl Svcs Grp	3.7	24%
	Pro Forma Combined	**2.7**	**17%**
2	Fidelity D & D Bancorp Inc.	1.6	10%
3	**FNCB Bancorp Inc.**	**1.4**	**9%**
4	Community Bank System Inc.	1.3	8%
5	**Peoples Financial Services**	**1.3**	**8%**
6	M&T Bank Corp.	1.2	8%
7	Wells Fargo & Co.	1.2	8%
8	NBT Bancorp Inc.	0.7	4%
9	F.N.B. Corp.	0.6	4%
10	Citizens Financial Group Inc.	0.6	4%

Top 10 Pennsylvania Community Banks[3]

By asset size

#	Company	Assets ($B)
1	First Commonwealth Financial	$11.3
2	S&T Bancorp Inc.	9.3
3	Univest Financial Corp.	7.6
4	CNB Financial Corp.	5.7
	Pro Forma Combined	**5.5**
5	Mid Penn Bancorp Inc.	5.1
6	**Peoples Financial Services**	**3.7**
7	Orrstown Financial Services	3.0
8	Citizens Financial Services	2.9
9	Citizens & Northern Corp.	$2.5
10	Fidelity D & D Bancorp Inc.	$2.4
20	**FNCB Bancorp Inc.**	**1.9**

Source: Company Documents, S&P Global Market Intelligence. Note: Map excludes 1 PFIS location in Warrendale, PA a suburb of Pittsburgh, PA. FDIC Deposits data as of June 30, 2023. (1) Pro forma financials are based on March 31, 2024 estimated closing date and include the impact of purchase accounting adjustments and balance sheet strategies. (2) Community banks defined as having less than $5 billion in assets. (3) Includes banks with under $20 billion in total assets and financial data as of June 30, 2023.

8

Source: Company Documents, Pro forma financials are based on June 30, 2024 estimated closing date and include the impact of purchase accounting adjustments and balance sheet strategies. Pending Merger with FNCB Bancorp, Inc. Pro Forma Key Highlights(1) $5.5 B Assets $2.47 Projected Annual Per Share Dividend (50.1% Increase) $4.9 B Deposits 59% 83% Loans / Deposits 10.0% CET1 Ratio 1.11% 2025E ROA Fully phased-in synergies ~11.3%, 2.4 Yr TBV Dilution / Earnback 9 2025E EPS Accretion Pro Forma Key Highlights(1) $5.6 B Assets $2.47 Projected Annual Per Share Dividend (50.1% Increase) $4.8 B Deposits 44.1% 2025E EPS Accretion 85% Loans / Deposits 10.0% CET1 Ratio 0.99% 2025E ROA Fully phased-in synergies ~10.1%, 2.8 Yr TBV Dilution / Earnback Original as of June 30, 2023 Financial Data & March 31, 2024 Close Updated as of March 31, 2024 Financial Data & June 30, 2024 Close

Nasdaq: PFIS PFIS Source: Earnings Release, 10K Peer Source: S&P Global Mid-Atlantic: DE, NJ, NY, MD, PA banks $1 - 5 Billion in Assets * Merger of PFIS and PFNS Consistent High Performance Even During the Great Recession 0.00% 1.00% 2.00% 2006 2007 2008 2009 2010 2011 2012 2013* 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 03 24 Return on Average Assets PFIS PEER 0.00% 2.00% 4.00% 2006 2007 2008 2009 2010 2011 2012 2013* 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 03 24 Non-Performing Loans to Total Loans PFIS PEER Peoples has delivered consistent results over multiple business cycles while maintaining credit discipline and a steadily-increasing dividend $0.00 $0.50 $1.00 $1.50 $2.00 2006 2007 2008 2009 2010 2011 2012 2013* 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 03 24 Annual Dividend 10 Year-to-Date Annualized

Nasdaq: PFIS Effective Growth Strategy (Currently on Hold) I. Market expansion strategy -Recruit high performing, market respected team -Build brand, one interaction, one employee, one deal, one location at a time -Take advantage of market disruption II. Provide high functioning mobile/digital banking platform -Partnered with Fintech Q2 11

Nasdaq: PFIS $1 $24 $60 $151 $226 $280 $413 $636 $718 $780 $707 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Millions Expansion Mkt Deposits 12 03 31 24 Lehigh Valley, PA LPO opened in Bethlehem, PA October 2014 Lehigh Valley, PA Branch opened in Bethlehem, PA Replacing LPO, December 2014 Montgomery County, PA LPO opened in King of Prussia, PA December 2015 Montgomery County, PA Branch opened in King of Prussia, PA Replacing LPO December 2016 Lehigh Valley, PA Regional Headquarters and Branch opened in Bethlehem, PA April 2017 Lehigh Valley, PA Two Additional Lending Teams Hired & Third Branch opened in Allentown, PA July 2017 Central PA Branch opened in Lebanon, PA June 2019 $15 $95 $252 $428 $584 $725 $912 $1,173 $1,575 $1,708$1,723 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 2024 Millions Expansion Mkt Loans Doylestown, PA Regional Office opened in Doylestown, PA March 2020 Warrendale, PA Branch opened in Warrendale, PA October 2021 Piscataway, NJ Regional Office opened in Piscataway, NJ December 2021 Effective Growth Strategy Doylestown, PA Branch relocation to newly constructed office December 2022 03 31 24

Nasdaq: PFIS Investor Relations Contacts and Information Sources INVESTOR SERVICES: •Transfer Agent: Equiniti Trust Company, LLC (800) 937-5449 –Dividend Reinvestment –Direct Deposit –Stock Purchase Plan •Market Makers Griffin Financial Group (757) 955-8444 Janney Montgomery Scott, LLC (215) 665-6000 Keefe, Bruyette & Woods (212) 887-8996 Piper Sandler (800) 635-6851 INFORMATION SOURCES: •Peoples website www.psbt.com under “Investor Relations” •Sec.gov - Current filings with the Securities and Exchange Commission •Fdic.gov - Call Reports, Uniform Bank Performance Reports, Summary of Branch Deposits Marie L. Luciani Telephone: 570-346-7741 x2352 E-mail: marie.luciani@psbt.com 13

Nasdaq: PFIS APPENDIX 14

Peoples Financial SERVICES CORP.

Financials

Income Statement Comparison

For the Three Months Ended March 31, 2024 Financial Results

		Actual		VARIANCE '24A v. '23A	
		3/31/2024	3/31/2023	($)	(%)
(1)	Net interest income	$ 19,318	$ 23,044	$ (3,726)	-16.2%
(2)	Provision for (credit to) credit losses	708	1,264	(556)	-44.0%
(3)	Net interest income after provision	18,610	21,780	(3,170)	-14.6%
(4)	Noninterest income:				
(5)	Other noninterest income	2,514	2,496	18	0.7%
(6)	Interest rate swap revenue	(24)	223	(247)	-110.8%
(7)	Wealth management income[1]	912	955	(43)	-4.5%
(8)	Total noninterest income	3,402	3,674	(272)	-7.4%
(9)	Total Revenue	22,720	26,718	(3,998)	-15.0%
(10)	Noninterest expense:				
(11)	Salaries and employee benefits expense	8,839	9,080	(241)	-2.7%
(12)	Net occupancy and equipment	4,725	4,103	622	15.2%
(13)	Acquisition related expenses	486	-	486	100.0%
(14)	Other expenses	4,018	3,332	686	20.6%
(15)	Total Noninterest expense	18,068	16,486	1,582	9.6%
(16)	Pre-tax Net Income	3,944	8,968	(5,024)	-56.0%
(17)	Provision for income tax expense	478	1,389	(911)	-65.6%
(18)	Net income - Reported	$ 3,466	$ 7,579	$ (4,113)	-54.3%
(19)	Reported EPS - basic	$ 0.49	$ 1.06		
(20)	Reported EPS - diluted	$ 0.49	$ 1.05		
(21)	Net Income - Operating	$ 3,893	$ 7,515		
(22)	Operating EPS - basic	$ 0.55	$ 1.05		
(23)	Operating EPS - diluted	$ 0.55	$ 1.04		

[1]Includes commissions and fees on fiduciary activities.

- Net Interest Margin 2.29% vs. 2.81%
- Interest expense $8.5mm higher
- Lower loan growth/decline in model loss rates

- Lower swap origination volume

- Lower FTE's
- IT upgrades & facility costs
- Provision for unfunded commitments of $487k in 2024 vs. credit of $185k in 2023

15

Nasdaq: PFIS

Nasdaq: PFIS Financials $926 $918 $1,688 $1,742$1,819$1,999$2,169 $2,289$2,475 $2,884 $3,369 $3,554 $3,742 $3,669 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Total Assets ($ Millions) Assets $632 $624 $1,177 $1,210 $1,341 $1,533$1,693$1,823 $1,938 $2,178$2,329 $2,730 $2,850 $2,858 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Loans Loans $721 $722 $1,380 $1,426 $1,456 $1,589 $1,719 $1,875 $1,971 $2,437 $2,963 $3,047 $3,279 $3,204 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Deposits Deposits $32,319 $32,229 $33,201 $57,314 $57,004$61,733 $65,544 $71,339 $75,513$79,801 $84,635 $95,749 86,754 $77,697 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Net-Interest Income Before Provision (Annualized) 16

Nasdaq: PFIS $17,649$17,723 $19,583 $18,457 $24,920 $25,736 $29,354 $43,519 $33,917 $38,090 $27,380 $13,940 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2014 2015 2016 2017* 2018 2019 2020 2021 2021 2022 2023 03 31 24 Net Income (Reported) Reported Net Income EPS (diluted) * Tax Cuts and Jobs Act of 2017 impact of $.35 per share **Reported Net Income with VISA Sale Financials 16.61% 14.80% 10.30% 5.02% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Return on Average Tangible Common Equity PFIS PEER PFIS Source: Earnings Release, 10K Peer Source: S&P Global Mid-Atlantic: DE, NJ, NY, MD, PA banks $1 - 5 Billion in Assets 55.32% 55.90% 64.15% 75.77% 40% 50% 60% 70% 80% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Operating Efficiency PFIS PEER 17 ** *** ***Reported Net Income without VISA Sale

Nasdaq: PFIS 8% 10% 12% 14% 16% 18% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Tier One Risk Based Capital Ratio PFIS PEER Financials PFIS Source: Earnings Release, 10K Peer Source: S&P Global Mid-Atlantic: DE, NJ, NY, MD, PA banks $1 - 5 Billion in Assets 18

Nasdaq: PFIS Deposit Breakout – Insured & Uninsured 19 Financials March 31, 2024 At period end Amount Percent of Total Number of accounts Average Balance Deposit Detail: Retail $ 1,370,187 42.8% 70,081 $ 20 Commercial 1,072,263 33.5 13,327 80 Municipal 500,493 15.6 1,892 265 Brokered 260,995 8.1 24 10,875 Total Deposits $ 3,203,938 100.0 85,324 $ 38 Uninsured 798,573 24.9 % Insured 2,405,365 75.1 Collateralized Deposits Included in Uninsured 345,798 10.8 December 31, 2023 At period end Amount Percent of Total Number of accounts Average Balance Deposit Detail: Retail $ 1,358,371 41.4% 70,334 $ 19 Commercial 1,096,547 33.4 13,433 82 Municipal 563,124 17.2 1,856 303 Brokered 260,995 8.0 24 10,875 Total Deposits $ 3,279,037 100.0 85,647 $ 38 Uninsured 883,530 26.9 % Insured 2,395,507 73.1 Collateralized Deposits Included in Uninsured 424,531 12.9

Nasdaq: PFIS Sources of Liquidity at March 31, 2024 20 Financials Total Available At March 31, 2024 Total Available Outstanding for Future Liquidity FHLB advances $ 1,246,143 $ 304,954 $ 941,189 Federal Reserve - Discount Window 452,613 452,613 Correspondent bank lines of credit 18,000 18,000 Other sources of liquidity: Brokered deposits 366,914 260,995 105,919 Unencumbered securities 177,553 177,553 Total sources of contingent liquidity $ 2,261,223 $ 565,949 $ 1,695,274 Cash and cash equivalents at March 31, 2024 109,968 Total cash and cash equivalents and contingent liquidity 1,805,242 Percentage of Total Assets 49.2% Percentage of Total Deposits 56.3%

Peoples Financial SERVICES CORP.

First Quarter 2024 Results

($ in thousands except per share data)	1Q 2024	4Q 2023	1Q 2023
Net Interest Income	$ 19,318	$ 20,269	$ 23,112
Provision for (credit to) credit losses	$ 708	$ 1,669	$ 1,264
Net Income	$ 3,466	$ 3,630	$ 7,579
Earnings per average diluted common share	$ 0.49	$ 0.51	$ 1.05
Core net income[1]	$ 3,893	$ 4,341	$ 7,515
Core earnings per average diluted common share[1]	$ 0.55	$ 0.61	$ 1.04
Pre-tax pre-provision net revenue (PPNR)[1]	$ 5,139	$ 5,884	$ 10,047
Adjusted PPNR[1]	$ 5,625	$ 6,710	$ 10,047
Return on average assets (ROAA)	0.38%	0.38%	0.86%
Core ROAA[1]	0.43%	0.46%	0.85%
PPNR ROAA[1]	0.56%	0.62%	1.14%
Adjusted PPNR ROAA[1]	0.62%	0.71%	1.14%
Average Assets	$ 3,676,750	$ 3,774,388	$ 3,574,845
Net interest margin	2.29%	2.30%	2.82%
Allowance for credit losses coverage ratio	0.79%	0.77%	0.90%
Non-interest expense (NIE) / Average assets	2.04%	1.85%	1.88%
Adjusted NIE / Average assets	1.98%	1.76%	1.87%
Common equity tier 1 (Bank)	12.94%	13.01%	12.48%
Tangible common equity per share[1]	$ 39.20	$ 39.35	$ 37.09
Average Noninterest-bearing deposits as % of average deposits	19.2%	19.7%	24.2%

[1] Non-GAAP measure. See reconciliation.

21

Nasdaq: PFIS

Nasdaq: PFIS Peoples Security Bank Capital 22 11.64% 13.74% 13.76% 12.27% 13.01% 12.94% 6.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 03 31 24 Common Equity Tier 1 Capital to Risk Weighted Assets (%) Common Equity Tier 1 Capital to Risk Weighted Assets (%) Well-Capitalized 11.64% 13.74% 13.76% 12.27% 13.01% 12.94% 8.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 03 31 24 Tier 1 Capital to Risk-Weighted Assets (%) Tier 1 Capital to Risk-Weighted Assets (%) Well-Capitalized 12.78% 14.99% 15.01% 13.26% 13.82% 13.79% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 03 31 24 Total Capital to Risk-Weighted Assets (%) Total Capital Ratio Well-Capitalized 9.91% 10.08% 9.58% 9.69% 9.34% 9.63% 5.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 03 31 24 Tier 1 Leverage Ratio (%) Tier 1 Leverage Ratio Well-Capitalized

Nasdaq: PFIS 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 03 31 24 Net Charge-Offs (NCOs) to Average Loans PFIS PEER Asset Quality PFIS Source: Earnings Release, 10K Peer Source: S&P Global Mid-Atlantic: DE, NJ, NY, MD, PA banks $1 - 5 Billion in Assets 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2.40% 2.80% 3.20% 3.60% 4.00% NPAs as a % of Loans & OREO PFIS PEER 23

Peoples Financial SERVICES CORP.

Pre-provision net revenue (PPNR)
(non-GAAP reconciliation)

	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Pre-provision net revenue to average assets					
Income before taxes (GAAP)	$ 3,944	$ 4,217	$ 8,081	$ 11,235	$ 8,968
Plus: Provision for (credit to) credit losses	708	1,669	-166	-2,201	1,264
Plus: Provision for (credit to) credit losses on Unfunded Commitments	487	-2	-12	-171	-185
Total pre-provision net revenue (non-GAAP)	5,139	5,884	7,903	8,863	10,047
Total (annualized) (non-GAAP)	$ 20,669	$ 23,344	$ 31,354	$ 35,549	$ 40,746
Average assets	$ 3,676,756	$ 3,774,388	$ 3,730,043	$ 3,650,876	$ 3,574,845
Pre-Provision Net Revenue to Average Assets (non-GAAP)	0.56%	0.62%	0.84%	0.97%	1.14%

	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Adjusted pre-provision net revenue to average assets					
Income before taxes (GAAP)	$ 3,944	$ 4,217	$ 8,081	$ 11,235	$ 8,968
Plus: Acquisition related expenses	486	826	869	121	
Plus: Provision for (credit to) credit losses	708	1,669	-166	-2,201	1,264
Plus: Provision for (credit to) credit losses on Unfunded Commitments	487	-2	-12	-171	-185
Total adjusted pre-provision net revenue (non-GAAP)	5,625	6,710	8,772	8,984	10,047
Total (annualized) (non-GAAP)	$ 22,624	$ 26,621	$ 34,802	$ 36,035	$ 40,746
Average assets	$ 3,676,756	$ 3,774,388	$ 3,730,043	$ 3,650,876	$ 3,574,845
Pre-Provision Net Revenue to Average Assets (non-GAAP)	0.62%	0.71%	0.93%	0.99%	1.14%

	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Core net income pre-provision net revenue per share:					
Income before taxes (GAAP)	$ 3,944	$ 4,217	$ 8,081	$ 11,235	$ 8,968
Plus: Acquisition related expenses	486	826	869	121	
Plus: Provision for (credit to) credit losses	708	1,669	-166	-2,201	1,264
Plus: Provision for (credit to) credit losses on Unfunded Commitments	487	-2	-12	-171	-185
Total adjusted pre-provision net revenue (non-GAAP)	5,625	6,710	8,772	8,984	10,047
Average common shares outstanding - diluted	7,102,112	7,091,015	7,120,685	7,177,915	7,198,970
Core net income (PPNR) per share (non-GAAP)	$ 0.79	$ 0.95	$ 1.23	$ 1.25	$ 1.40

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Nasdaq: PFIS

Nasdaq: PFIS Non-GAAP reconciliation 25 Mar 31 Dec 31 Sept 30 Jun 30 Mar 31 2024 2023 2023 2023 2023 Core net income per share: Net income GAAP $ 3,466 $ 3,630 $ 6,746 $ 9,425 $ 7,579 Adjustments: Less: Gain (loss) on sale of available for sale securities 81 Add: Gain (loss) on sale of available for sale securities tax adjustment 17 Add: Acquisition related expenses 486 826 869 121 Less: Acquisition related expenses tax adjustment 59 115 144 19 Core net income $ 3,893 $ 4,341 $ 7,471 $ 9,527 $ 7,515 Average common shares outstanding - diluted 7,102,112 7,091,015 7,120,685 7,177,915 7,198,970 Core net income per share $ 0.55 $ 0.61 $ 1.05 $ 1.33 $ 1.04 Tangible common equity per share: Total stockholders’ equity $ 339,992 $ 340,422 $ 324,390 $ 331,787 $ 328,634 Less: Goodwill 63,370 63,370 63,370 63,370 63,370 Less: Other intangible assets, net 19 48 77 Total tangible stockholders’ equity $ 276,622 $ 277,052 $ 261,001 $ 268,369 $ 265,187 Common shares outstanding 7,057,258 7,040,852 7,040,852 7,130,409 7,150,757 Tangible book value per share $ 39.20 $ 39.35 $ 37.07 $ 37.64 $ 37.09